UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 1, 2026

QNB Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 North Third Street, P.O. Box 9005, Quakertown, PA 18951-9005

(Address of principal executive offices, including zip code)

(215) 538-5600

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QNBC	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective April 1, 2026, QNB Corp., a Pennsylvania corporation (the “Company”), completed its previously announced acquisition of The Victory Bancorp, Inc., a Pennsylvania corporation (“Victory”), pursuant to the Agreement and Plan of Merger, dated as of September 23, 2025 (the "Merger Agreement"), between the Company and Victory, Victory merged with and into the Company with the Company continuing as the surviving corporation (the "Merger"), as previously disclosed in the Company's Report on Form 8-K filed on April 7, 2026 (the "Original 8-K"). This Current Report is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Victory and pro forma financial information required by Item 9.01 of Form 8-K (this "Amendment No. 1").

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Victory would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Victory as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025 and 2024 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026, giving effect to the Merger as if it had occurred on March 31 2026, and the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2026 and for the year ended December 31, 2025, in each case giving effect to the Merger as if it had occurred on January 1, 2025, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Crowe LLP independent auditor (with respect to The Victory Bancorp, Inc.)
99.1	Audited consolidated financial statements of The Victory Bancorp, Inc. as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025 and 2024
99.2

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2026 and the fiscal year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but the Company will provide them to the SEC upon request.

D

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer

Dated: June 8, 2026